FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Risk Management [Abstract]
Corporate borrowings	$ 2,100	$ 1,619
Non-recourse borrowings in subsidiaries of the partnership	44,593	27,457
Cash and cash equivalents	(2,870)	(2,588)	$ (2,743)	$ (1,986)
Net debt	43,823	26,488
Total equity	18,465	13,000	$ 11,337	$ 11,053
Total capital	$ 62,288	$ 39,488
Net debt to capital ratio	70.00%	67.00%